                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             ROADHOUSE GRILL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             (ROADHOUSE GRILL LOGO)

               2703-A GATEWAY DRIVE, POMPANO BEACH, FLORIDA 33069

                             ROADHOUSE GRILL, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 Roadhouse Grill -- Fort Lauderdale Restaurant
                         3300 East Commercial Boulevard
                         Ft. Lauderdale, Florida 33308
                               November 29, 2000
                                   10:00 A.M.

To Our Shareholders:

     We are pleased to invite you to attend our 2000 Annual Meeting of
Shareholders:

        I. To elect 5 directors who will serve until the next Annual Meeting of Shareholders;

        II. To ratify the selection of KPMG LLP as independent auditors for the Company for fiscal year 2001;

        III. To conduct other business properly brought before the meeting.

     Shareholders of record at the close of business on September 29, 2000 are entitled to notice of and to vote at the meeting.

     We hope that you are planning to attend the meeting so that you can meet the members of our Board of Directors and our management team. It is important that your shares are represented at the meeting. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy card in the envelope provided. Instructions are included on your proxy card. You may change your vote by sending in a signed proxy card with a later date or by attending the meeting and voting in person. If you sign and return your proxy without specifying how you would like your shares to be voted, each of your shares will be voted in favor of each of proposals I and II above, and in the discretion of the proxy holder, on all other matters properly brought before the meeting.

     We look forward to seeing you on November 29, 2000.

By order of the Board of Directors,

/s/ MARTIN J. BERNHOLZ
------------------------------------
Martin J. Bernholz
Corporate Secretary

Ft. Lauderdale, Florida
October 27, 2000

        THE BOARD OF DIRECTORS RECOMMENDS A "YES" VOTE ON ALL PROPOSALS.

                             ROADHOUSE GRILL, INC.
               2703-A Gateway Drive, Pompano Beach, Florida 33069

                ------------------------------------------------

                                PROXY STATEMENT
                ------------------------------------------------

                INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

GENERAL

     The Board of Directors of Roadhouse Grill, Inc. is soliciting your proxy to vote at our 2000 Annual Meeting of Shareholders (or at any adjournment or postponement of the meeting).

     We mailed this proxy statement, the enclosed proxy card and our Company's Fiscal Year 2000 Annual Report on or about October 27, 2000 to all shareholders entitled to vote.

  Meeting Date, Time and Place

     The meeting will take place on November 29, 2000 at 10:00 a.m. The meeting site is at the Roadhouse Grill Fort Lauderdale restaurant located at 3300 East Commercial Boulevard, Ft. Lauderdale, Florida 33308.

  Shares Entitled to Vote

     Shareholders entitled to vote are those who owned Roadhouse Grill's common stock at the close of business on September 29, 2000 (referred to throughout this proxy as the "record date"). As of the record date, there were 9,708,741 shares of common stock outstanding. Each share of Roadhouse Grill common stock represents one vote.

     At the record date, Berjaya Group (Cayman) Limited ("Berjaya") beneficially owned 6,035,466 shares of common stock. These shares represent 62.2% of the total outstanding common stock. As a result, Berjaya is able to control the vote on all matters requiring approval by the shareholders of the Company, to elect the entire Board of Directors (the "Board") and, effectively, to control the Company. Berjaya has advised us that it intends to vote in favor of each of the proposals presented at the Annual Meeting. Accordingly, the approval of each proposal is assured.

  Voting Your Proxy

     Whether or not you plan to attend the annual meeting, we urge you to complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. You can also submit your proxy electronically via the Internet or by telephone, if those options are available to you, using the instructions on the enclosed proxy card. Returning the proxy card will not affect your right to attend the meeting and vote.

     Voting instructions are included on your proxy card. If you properly fill in your proxy card and send it in time to vote, one of the individuals named on your proxy card (your "proxy") will vote your shares as you have directed.

     If you submit the proxy card but do not make specific choices, your proxy will follow the Board's recommendations and vote your shares:

     - "FOR" the election of all 5 nominees for director (as described on page 3 "Election of Directors");

     - "FOR" the ratification of KPMG LLP as the Company's independent auditors for fiscal year 2001 (as described on page 13 "Ratification of KPMG LLP as Independent Auditors for the Company for Fiscal Year 2001").

     If any other matter is properly presented at the meeting, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no other matters to be acted on at the meeting.

  Revoking Your Proxy

     You may revoke your proxy by:

     - sending in another signed proxy card with a later date,

     - notifying our Corporate Secretary, Martin Bernholz, in writing before the meeting that you have revoked your proxy, or

     - voting in person at the meeting.

     You should know that your attendance at the meeting will not, in itself, constitute a revocation of your proxy.

  Voting in Person

     If you plan to attend the meeting and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares as of the record date.

  Quorum Required

     A quorum of shareholders is necessary to hold a valid meeting. The presence, in person or by proxy, at the meeting of shareholders representing a majority of the votes of the common stock entitled to vote constitutes a quorum. Abstentions and "broker non-votes" are counted as present for establishing a quorum. A broker non-vote occurs on an item when a broker is not permitted to vote on that item absent instruction from the beneficial owner of the shares and no instruction is given.

  Vote Necessary to Approve Proposals

     The election of directors requires a plurality of the votes cast. All other proposals require the affirmative vote of a majority of the shares present at the meeting. Shares represented by proxies marked to withhold authority to vote, and shares represented by proxies that indicate that the broker or nominee shareholder thereof does not have discretionary authority to vote them, will be counted to determine the existence of a quorum at the Annual Meeting. An abstention or broker non-vote will have the same effect as a negative vote on Proposal II to ratify KPMG LLP as auditors and will have no effect in determining the outcome of Proposal I regarding the election of directors.

  Solicitation

     The enclosed proxy is solicited by our management at the direction of the Board. We will bear the entire cost of solicitation of proxies in the enclosed form, including preparation, assembly, printing and mailing of this proxy statement and any additional information furnished by us to shareholders. Original solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or our other regular employees, or by agents employed by us for the specific purpose of supplemental proxy solicitation. We will pay soliciting agents a reasonable fee for their services which is approximately $5,000. We will not pay any additional compensation to our directors, officers or our other regular employees for such services. We may reimburse persons holding shares in their names for others, or holding shares for others who have the right to give voting instructions, such as brokers, banks, fiduciaries and nominees, for their reasonable expenses in forwarding the proxy materials to their principals.

                                   PROPOSAL I

                             ELECTION OF DIRECTORS

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN
                          FAVOR OF EACH NAMED NOMINEE.

     Our Board of Directors has nominated five directors for election at the Annual Meeting. Each nominee is currently serving as one of our directors. If you re-elect them, they will hold office until the next Annual Meeting or until their successors have been elected and qualified.

     Your proxy will vote for each of the nominees unless you specifically withhold authority to vote for a particular nominee. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board or the Board may reduce the number of directors to be elected.

                             NOMINEES FOR DIRECTORS

NAME                                                          DIRECTOR SINCE  TERM EXPIRES
----                                                          --------------  ------------
Vincent Tan.................................................  February 1998   November 2000
Ayman Sabi..................................................  February 1997   November 2000
Philip Friedman.............................................  September 1996  November 2000
Phillip Ratner..............................................  March 1997      November 2000
Alain K.K. Lee..............................................  January 1998    November 2000

     Vincent Tan, age 48, was elected Chairman of the Board of Directors of the Company in February 1998. Mr. Tan is the Chairman and Chief Executive Officer of Berjaya Group Berhad, a Malaysian company that owns Berjaya, the majority shareholder of the Company. Mr. Tan has been Chief Executive Officer of Berjaya Group Berhad since 1984.

     Ayman Sabi, age 37, was elected our President and Chief Executive Officer in February 1998. He served as Chairman of the Company's Executive Committee from November 1997 to February 1998. Mr. Sabi became a director of the Company in February 1997. Mr. Sabi has served as the Chairman and Chief Executive Officer of SABi International Developments, Inc. ("SABi"), a trading, contracting and investment company which owns, operates and invests in various restaurant and retail concepts, both domestically and internationally since 1989. Mr. Sabi also serves, as a member of the Board of Directors of various retail companies and financial institutions including The White House, Inc.; Tunis International Bank, Tunisia and New Global Holdings.

     Philip Friedman, age 53, has served as President of McAlister's, Inc. since March 1999. Mr. Friedman served as President of Panda Management, Inc. from January 1996 to March 1999. In addition, since June 1986, Mr. Friedman has served as the President of P. Friedman & Associates, Inc., a business planning and management consulting firm. Mr. Friedman is also a director of Eateries, Inc., Paramark, Inc. and Romacorp, Inc.

     Phillip Ratner, age 55, has served as President and Chief Executive Officer of Furrs Bishop Cafeteria, Inc. (NYSE "CHI"), Richardson, Texas since October 1998. From June 1994 to May 1998, he was the Chairman of the Board, President and Chief Executive Officer of Spaghetti Warehouse, Inc. (NYSE "SWH"), Garland, Texas. From 1984 to 1994, Mr. Ratner served in various executive positions with Acapulco Restaurants, Inc., Long Beach, California.

     Alain K.K. Lee, age 44, is currently Vice President of Corporate Affairs and Franchising for the Company. From 1993 to 1998, Mr. Lee served as General Manager for Berjaya Group Berhad. He served on the Board of Directors of Roasters Asia Pacific (Malaysia) since 1994. In addition, Mr. Lee has served on the Board of Roadhouse Grill Asia Pacific (Malaysia) since 1996. Mr. Lee is also a director of I.L.T.S., Inc. and Taiga Forest Products, Ltd. Mr. Lee also served as Berjaya Group Berhad Chief Financial Officer from 1990 to 1993, and Deputy Chief Executive Officer of several other Berjaya Group Berhad companies from 1993 to 1998.

MEETINGS AND COMMITTEES OF THE BOARD AND DIRECTOR COMPENSATION

     The total number of meetings the Board held during 2000 was four. No incumbent Director who was a Director during 2000 attended fewer than 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board on which he served, with the exception of Vincent Tan, who attended 50 percent of the Board Meetings.

     The Board has two standing committees: the Audit Committee and the Compensation and Stock Option Committee. The Audit Committee recommends engagement of our auditors, reviews and approves services performed by such auditors, reviews and evaluates our accounting system and its system of internal controls, and performs other related duties delegated to such Committee by the Board. The members of the Audit Committee are Messrs. Tan, Friedman and Ratner. The Compensation and Stock Option Committee is responsible for recommending to the Board executive compensation levels and executive and overall compensation policies. The members of the Compensation and Stock Option Committee are Messrs. Tan, Ratner and Lee.

     During fiscal year 2000, employee directors and non-employee directors both received reimbursement of out-of-pocket expenses and directors' fees of $2,500 for each regular Board meeting attended.

CERTAIN INFORMATION CONCERNING EXECUTIVE OFFICERS

     The name of the executive officers of the Company and certain information with respect to each of them is set forth below.

NAME                                           POSITION
----                                           --------
Ayman Sabi...................................  President and Chief Executive Officer
Mark Scobee..................................  Vice President of Operations
Harry Rosenfeld..............................  Chief Financial Officer and Vice President of
                                               Finance
Martin J. Bernholz...........................  General Counsel

     Ayman Sabi, age 37, was elected our President and Chief Executive Officer in February 1998. He served as Chairman of the Company's Executive Committee from November 1997 to February 1998. Mr. Sabi became a director of the Company in February 1997. Mr. Sabi has served as the Chairman and Chief Executive Officer of SABi International Developments, Inc., a trading, contracting and investment company which owns, operates and invests in various restaurant and retail concepts, both domestically and internationally since 1989. Mr. Sabi also serves, as a member of the Board of Directors of various retail companies and financial institutions including The White House, Inc.; Tunis International Bank, Tunisia and New Global Holdings.

     Mark Scobee, age 38, was appointed Vice President of Operations of our Company in May 1998. Previously he served as Vice President of Human Resources and Director of Operations from March 1993 to May 1998. From August 1991 until joining our Company, Mr. Scobee was an Area Supervisor for Logan's Roadhouse, Inc., Nashville, Tennessee.

     Harry Rosenfeld, age 39. Harry Rosenfeld joined the Company in August 2000 as Chief Financial Officer and Vice President of Finance. Previously, he was Vice President and Corporate Controller of UniCapital Corporation from January 2000 to August 2000. He was Vice President and Corporate Controller for Productivity Point International, Inc. from March 1998 to December 1999. Prior to March 1998, Mr. Rosenfeld held management positions with Alamo Rent-a-Car, ProSource Distribution Services, Inc. and Ryder Truck Rental, Inc.

     Martin J. Bernholz, age 48, has served as our Corporate Secretary and General Counsel since February 1998. From 1989 to present, Mr. Bernholz has served as the President of National Retail Group, Inc. ("NRG"), a real estate and retailing consulting firm which has provided supportive management services to a variety of retail companies, and provides services to the Company (see "Certain Relationships and Related Transac-tions"). Mr. Bernholz serves as the Chairman of the Board of various retail companies and as a member of the Board of Directors of various retail companies including The White House, Inc. Mr. Bernholz was retained in October 1997 to provide management consulting services and administrative direction in the restructuring of Roasters Corporation ("Roasters"), a company in serious financial distress. At the request of the shareholders of Roasters, Mr. Bernholz accepted the position of Chief Executive Officer and Director of Roasters at that time. In March 1998, Roasters filed for protection from creditors under Chapter 11 of the Bankruptcy Code, and Mr. Bernholz relinquished the position of Chief Executive Officer. On behalf of the same investor group, Mr. Bernholz accepted the offices of Chief Executive Officer and Director of East Coast Bagels, Inc. ("East Coast"), also in financial distress, concurrent with action by East Coast in February 1998 to seek protection from creditors under Chapter 11 of the Bankruptcy Code. Roasters and East Coast were sold in March 1999 and November 1998, respectively.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table indicates the amount of compensation paid or accrued by us to or on behalf of our Chief Executive Officer and to each of our two most highly compensated executive officers during fiscal year 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                                                 COMPENSATION
                                                                                    AWARDS
                                             ANNUAL COMPENSATION                 ------------
                                             -------------------                  SECURITIES
                                                                 OTHER ANNUAL     UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR(1)    SALARY     BONUS     COMPENSATION    OPTIONS/SAR'S   COMPENSATION(4)
---------------------------      -------    ------     -----     ------------    -------------   ---------------
Ayman Sabi.....................   2000     $409,153         --     $67,848(2)            --          $37,384
  Director, President             1999      373,486   $120,000          --           15,000               --
  and Chief Executive Officer     1998      117,692         --          --          195,000               --
                                  1997           --         --          --            5,000           60,000(3)

Glenn E. Glasshagel(5).........   2000     $163,569         --          --               --          $15,576
  Former Chief Financial          1999       84,015         --          --           75,000               --
  Officer, Executive Vice         1998           --         --          --               --               --
  President of Finance            1997           --         --          --               --               --
  and Treasurer

Mark Scobee....................   2000     $146,623         --          --               --          $ 7,200
  Vice President of Operations    1999      118,546   $ 30,000          --           10,000               --
                                  1998       33,412         --          --               --               --
                                  1997       89,915         --          --           10,000               --

---------------

(1) 1998 amounts are for the 17 weeks ended April 26, 1998 (the "transition period").
(2) Amount represents occupancy and travel payments made by the Company on behalf of Mr. Sabi for the fiscal year ended April 30, 2000.
(3) Amounts represent fees paid to SABi International, a management consulting and investment firm owned by Mr. Sabi. (Please see "Certain Relationships and Related Transactions" on page 13).
(4) Amounts represent Supplemental Executive Retirement Plan ("SERP") contributions made by the Company.
(5) Mr. Glasshagel joined the Company in October 1998 and resigned as Chief Financial Officer, Executive Vice President and Treasurer of the Company on July 14, 2000.

OPTION GRANTS TABLE

     No Options were granted to the Named Executive Officers listed in the Summary Compensation Table in fiscal year 2000.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth certain information concerning the numbers and intrinsic value of the options held by the Named Executive Officers at April 30, 2000. Year-end values are based on the closing price of $5.19 per share of the common stock on April 30, 2000, on the NASDAQ National Market System. They do not reflect the actual amounts, if any, which may be realized upon the future exercise of remaining stock options and should not be considered indicative of future stock performance. No options were exercised by the Named Executive Officers in fiscal year 2000.

          AGGREGATE OPTION EXERCISES IN FISCAL YEAR 2000 AND FISCAL YEAR-END OPTION VALUES
          --------------------------------------------------------------------------------
                                          NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                                                UNEXERCISED OPTIONS           IN-THE-MONEY OPTIONS
                                               AT FISCAL YEAR-END(#)          AT FISCAL YEAR-END($)
NAME                                         EXERCISABLE/UNEXERCISABLE      EXERCISABLE/UNEXERCISABLE
----                                      -------------------------------   -------------------------
Ayman Sabi..............................            215,000/0                       $363,350/$0
Mark Scobee.............................             28,333/3,333                         $0/$0
Glenn E. Glasshagel(1)..................             50,000/0                             $0/$0

---------------

(1) Mr. Glasshagel joined the Company in October 1998 and resigned as Chief Financial Officer, Executive Vice President and Treasurer of the Company on July 14, 2000.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Our executive compensation program is administered by the Compensation and Stock Option Committee (the "Committee") of the Board, which has responsibility for all aspects of the compensation program for the executive officers of the Company.

OVERVIEW AND PHILOSOPHY

     The Objectives of the Company's executive compensation programs are to:

     - Attract, motivate and retain the highest quality executives.

     - Align their financial interests with those of the Company's shareholders.

     - Inspire them to achieve tactical and strategic objectives in a manner consistent with the Company's corporate values.

     In furtherance of these objectives, the Company's executive compensation policies and programs are designed to:

     - Focus participants on high priority goals to increase shareholder value.

     - Encourage behaviors that exemplify the Company's core values relating to customers, quality of performance, employees, integrity, teamwork and good citizenship.

     - Increase executive stock ownership to promote a proprietary interest in the success of the Company.

     There are two major components of the Company's executive officer compensation: (1) base salary and (2) long-term stock incentives. The Company has an annual cash bonus incentive program for the President and Chief Executive Officer and for other executive officers based on the Company's annual performance.

BASE SALARY

     In establishing base salaries for executive officers, the Committee considered (1) the significant scope of the duties and responsibilities of each officer's position, (2) individual contributions, (3) the increased experience level gained over the preceding period by those executive officers holding new positions, (4) the Committee's overall philosophy of paying executive officers according to a competitive framework, and (5) comparable compensation practices in the casual dining industry.

     Compensation for fiscal year 2000 for Ayman Sabi, Roadhouse Grill's President and Chief Executive Officer, consisted primarily of a base salary and occupancy and travel payments made by the Company on behalf of Mr. Sabi. The Committee determined Mr. Sabi's base salary for fiscal year 2000 after considering several factors, including those described above with respect to all executives under base compensation. Specifically, the Committee focused on Mr. Sabi's role in the continuing profitability of Roadhouse Grill. The Committee also focused on Mr. Sabi's experience, the demand for executives with these skills and the Company's desire to continue to retain his services. In addition, the Committee also considered Mr. Sabi's commitment to the long-term success of Roadhouse Grill. Mr. Sabi's annual compensation for fiscal year 2000 was $409,153, occupancy and travel paid on his behalf amounted to $67,848 and SERP contributions made by the Company on his behalf amounted to $37,384.

LONG-TERM STOCK INCENTIVES

     The Committee believes that stock options are an important component of executive compensation. The Company believes that stock options encourage executive officers to remain in the Company's employ, as long-term rewards are linked to stock price appreciation.

     The Board adopted the 1994 Stock Option Plan (the "1994 Plan") with an effective date of February 14, 1994. The Board and the shareholders of the Company amended and restated the 1994 Plan effective November 8, 1996. The 1994 Plan provides for grants of nonqualified stock options to Company employees and to non-employee officers, directors and consultants of the Company. The Compensation and Stock Option Committee administer the 1994 Plan. A maximum of 516,666 shares of common stock may be issued pursuant to the Plan.

     The 1998 Omnibus Stock Option Plan (the "1998 Plan") was authorized by the Board of Directors of Roadhouse Grill, Inc. on August 28, 1998, and was approved by the Company's shareholders in the Annual Meeting of Shareholders on December 9, 1998. The 1998 Plan was adopted for employees, key executives and directors of the Company. The 1998 Plan authorized options to purchase 236,000 shares of the Company's common stock. The Compensation and Stock Option Committee administer the 1998 Plan. A maximum of 236,000 shares of common stock may be issued pursuant to the Plan.

     The 1998 Plan was amended in September 1999 to increase the number of shares authorized from 236,000 shares to 436,000 shares. This amendment was approved by the Company's shareholders in the Annual Meeting of Shareholders on November 4, 1999.

     As of April 30, 2000, options to purchase 657,673 shares were outstanding under both plans at a weighted-average exercise price of $5.01 per share. The term of the options is determined by the Committee, but in any event may not exceed ten years from the date of grant. The exercise price, which is the fair market value on the date of the grant, may be paid in cash, common stock or a combination of both cash and common stock.

OTHER INFORMATION

     Section 162(m) of the Internal Revenue Code places an annual limitation of $1,000,000 on the compensation of certain executive officers of publicly held corporations that can be deducted for federal income tax purposes unless such compensation is based on performance. No executive officer of the Company received annualized compensation in excess of $1,000,000 during the fiscal year 2000, fiscal year 1999, the transition period, or in any prior year. The Company's bonus and equity-based compensation plans are designed to meet the requirements of Section 162(m) by basing all incentive compensation on identifiable performance criteria. The Committee does not anticipate that any executive officer base salary will exceed $1,000,000.

COMPENSATION AND STOCK OPTION COMMITTEE:

VINCENT TAN

PHILLIP RATNER

ALAIN K. K. LEE

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     For our fiscal year 2000, the Compensation and Stock Option Committee consisted of Vincent Tan and Phillip Ratner. For fiscal year 2001, Alain K.K. Lee was added to this committee as a member. Mr. Lee is the Vice President of Corporate Affairs and Franchising for the Company. Mr. Tan, our Chairman, is Chairman and Chief Executive Officer of Berjaya Group Berhad, a Malaysian company that owns Berjaya, the majority shareholder of the Company. For transactions between Berjaya and the Company, please see "Certain Relationships and Related Transactions" on page 13. No compensation committee interlocks existed during fiscal year 2000.

        AUDIT COMMITTEE CHARTER AND REPORT CONCERNING FINANCING MATTERS

AUDIT COMMITTEE CHARTER

     The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

MEMBERSHIP

     The Audit Committee consists of three members, all of whom are "independent" under the NASDAQ listing standards as currently in effect. The Committee members do not have any relationship to the Company that may interfere with the exercise of independent judgment in carrying out the responsibilities of a director. None of the Committee members are current officers or employees of the Company or its affiliates.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee, in its oversight role over (1) the Company's financial accounting and reporting process, (2) the Company's system of internal controls established by management and (3) the external audit processes, has met with management and the independent auditors of the Company. Discussions about the

Company's audited financial statements included the independent auditor's judgments about the quality, not just the acceptability, of the Company's accounting principles and underlying estimates used in the Company's financial statements, as well as other matters, as required by Statement on Auditing Standards No. 61, Communication with Audit Committees ("SAS 61"), as amended by SAS No. 90, Audit Committee Communications ("SAS 90"), and by the Audit Committee Charter. In conjunction with the specific activities performed by the Committee in its oversight role, it issued the following report as of July 29, 2000:

        1. The Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended April 30, 2000 with management of the Company.

        2. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 and SAS 90.

        3. The Audit Committee has received from the independent accountants, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, (i) a written disclosure, indicating all relationships, if any, between the independent auditor and its related entities and the Company and its related entities which, in the auditor's professional judgment, reasonably may be thought to bear on the auditor's independence, and (ii) a letter from the independent auditor confirming that, in its professional judgment, it is independent of the Company; and the Audit Committee has discussed with the auditor the auditor's independence from the Company.

     Based on the review and discussions referred to in paragraphs (1) through
(3) above, the Audit Committee recommended to the Board of Directors that the audited financial statements should be included in the Company's Annual Report on Form 10-K/A for the fiscal year ended April 30, 2000 for filing with the Securities and Exchange Commission (the "SEC").

AUDIT COMMITTEE:

PHILIP FRIEDMAN

PHILLIP RATNER

VINCENT TAN

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table indicates the share ownership, as of September 29, 2000, of directors and executive officers based on information provided by these individuals and all directors and executive officers as a whole. An asterisk (*) indicates ownership of less than 1%.

NAME AND ADDRESS OF BENEFICIAL OWNER                         BENEFICIALLY OWNED   PERCENT OF CLASS
------------------------------------                         ------------------   ----------------
Vincent Tan(1).............................................      6,055,466              62.4%
Ayman Sabi(2)..............................................        218,000               2.2%
Philip Friedman(3).........................................         25,000                 *
Phillip Ratner(4)..........................................         25,000                 *
Glenn E. Glasshagel(5).....................................             --                 *
Mark Scobee(6).............................................         28,833                 *
Alain K.K. Lee(7)..........................................         30,000                 *
Martin Bernholz(8).........................................         83,300                 *
Harry Rosenfeld(9).........................................             --                 *
All executive officers and directors as a group(10)
  (eight persons)(1)(2)(3)(4)(6)(7)(8).....................      6,465,599              66.6%

---------------

 (1) Mr. Vincent Tan was elected Chairman of the Board of Directors of our Company in February 1998. The common stock shown above includes (i) 6,035,466 shares beneficially owned by Berjaya and (ii) 20,000 shares of common stock issuable upon exercise of options beneficially owned by Mr. Tan that are exercisable within 60 days of October 27, 2000. As Chairman/Chief Executive Officer of Berjaya Group Berhad, the owner of 100% of the outstanding shares of Berjaya, Mr. Tan may be deemed to be the beneficial owner of all of the shares owned by Berjaya in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934. Mr. Tan disclaims ownership of the shares beneficially owned by Berjaya. The address for Mr. Tan and Berjaya is Level 28, Menara Shahzan Insas, 30 Jalan Sultan Ismail, 50250 Kuala Lumpur, Malaysia.
 (2) Includes (i) 215,000 shares of common stock issuable upon exercise of options beneficially owned by Mr. Sabi that are exercisable within 60 days of October 27, 2000 and (ii) 3,000 shares of common stock beneficially owned by Mr. Sabi. Mr. Sabi is an agent for Arab Multinational Investment Company and Societe Financiere Privee S.A. Geneve. Mr. Sabi disclaims ownership of (i) 160,656 shares beneficially owned by Arab Multinational Investment Company; and (ii) 411,950 shares beneficially owned by Societe Financiere Privee S.A. Geneve, in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934.
 (3) Represents 25,000 shares of common stock issuable upon exercise of options beneficially owned by Mr. Friedman that are exercisable within 60 days of October 27, 2000.
 (4) Represents 25,000 shares of common stock issuable upon exercise of options beneficially owned by Mr. Ratner that are exercisable within 60 days of October 27, 2000.
 (5) Mr. Glasshagel joined the Company in October 1998 and resigned as Chief Financial Officer, Executive Vice President and Treasurer of the Company on July 14, 2000.
 (6) Represents (i) 28,333 shares of common stock issuable upon exercise of options beneficially owned by Mr. Scobee that are exercisable within 60 days of October 27, 2000 and (ii) 500 shares of common stock beneficially owned by Mr Scobee.
 (7) Represents 30,000 shares of common stock issuable upon exercise of options beneficially owned by Mr. Lee that are exercisable within 60 days of October 27, 2000.
 (8) Includes (i) 65,000 shares of common stock issuable upon exercise of options beneficially owned by Mr. Bernholz exercisable within 60 days of October 27, 2000, and (ii) 18,300 shares of common stock beneficially owned by Mr Bernholz.
 (9) Mr. Rosenfeld joined the Company in August 2000 as Chief Financial Officer and Vice President of Finance.

(10) Includes 408,333 shares of common stock subject to options that are exercisable within 60 days of October 27, 2000.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

     The following table indicates any individual known to the Company to be a beneficial owner of more than five percent of our common stock as of September 29, 2000.

NAME AND ADDRESS OF BENEFICIAL OWNER                         BENEFICIALLY OWNED   PERCENT OF CLASS
------------------------------------                         ------------------   ----------------
Berjaya Group (Cayman) Limited(1)..........................      6,035,466              62.2%

---------------

(1) The common stock shown above includes 6,035,466 shares beneficially owned by Berjaya. As Chairman/Chief Executive Officer of Berjaya Group Berhad, the owner of 100% of the outstanding shares of Berjaya, Mr. Tan may be deemed to be the beneficial owner of all of the shares owned by Berjaya in accordance with Rule 13d-3 under the Securities and Exchange Act of 1934. Mr. Tan disclaims ownership of the shares beneficially owned by Berjaya.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership in our common stock. Officers, directors and beneficial owners of more than 10% of our common stock are required by the Securities and Exchange Commission regulations to furnish to us with copies of all Section 16(a) forms that they file.

     Based solely on a review of the copies of such reports furnished to us, or written representation that no such reports were required, we believe that for the period from April 26, 1999 through April 30, 2000, all of the Company's officers and directors who are greater than 10% beneficial owner, complied with all Section 16(a) filing requirements applicable to them.

                               PERFORMANCE GRAPH

     The following line graph compares the percentage change in the cumulative total return of Roadhouse Grill's ("GRLL") common stock, Nasdaq Combination Composite Index ("NASDAQ") and a Company compiled peer group index ("PEER") consisting of Rare Hospitality International, Inc. ("RARE"); Lone Star Steakhouse & Saloon ("STAR") and Outback Steakhouse, Inc. ("OSI"), over the period December 30, 1996 through April 30, 2000. The graph assumes an initial investment of $100 on December 30, 1996, the first day of fiscal year 1997, and the reinvestment of dividends, if any. The Company's common stock commenced trading on the NASDAQ on November 26, 1996.

                COMPARISON OF FOUR YEAR CUMULATIVE TOTAL RETURN
                       FOR THE YEAR ENDED APRIL 30, 2000

                                   (graph)

                                                  ROADHOUSE GRILL, INC.         NASDAQ COMPOSITE
                                                         (GRLL)                     (NASDAQ)                   PEER GROUP
                                                  ---------------------         ----------------               ----------
1996                                                     100.00                      100.00                      100.00
1997                                                      63.10                       88.23                      107.28
1998                                                     139.60                      121.60                      128.82
1999                                                     129.73                      136.06                       90.24
2000                                                      86.47                      148.37                      100.77

                       CERTAIN INDEMNIFICATION AGREEMENTS

     Pursuant to our Articles of Incorporation and Bylaws, we are obligated to indemnify each of our directors and officers to the fullest extent permitted by Florida law with respect to all liability and loss suffered, and reasonable expense incurred, by such person in any action, suit or proceeding in which such person was or is made or threatened to be made a party or is otherwise involved by reason of the fact that such person is or was our director or officer. We are also obligated to pay the reasonable expenses of indemnified directors or officers in defending such proceedings if the indemnified party agrees to repay all amounts advanced should it be ultimately determined that such person is not entitled to indemnification.

     We maintain an insurance policy covering our directors and officers under which the insurer agrees to pay, subject to certain exclusions, for any claim made against our directors and officers for a wrongful act for which they become legally obligated to pay or for which we are required to indemnify our directors or officers.

                                  PROPOSAL II

                    RATIFICATION OF KPMG LLP AS INDEPENDENT
                 AUDITORS FOR THE COMPANY FOR FISCAL YEAR 2001

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                           IN FAVOR OF THIS PROPOSAL.

     The Audit Committee has selected the accounting firm of KPMG LLP to serve as our independent auditors for fiscal year 2001. KPMG LLP served as our independent auditors during the 2000 fiscal year. You are being asked to ratify this selection.

     It is expected that representatives of KPMG LLP will attend the meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate shareholder questions.

     During fiscal year 2000, there were no disagreements or "reportable events" with our independent auditors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Berjaya directly or indirectly owns Roadhouse Grill Asia Pacific (H.K.) Limited ("Roadhouse Grill Hong Kong") and Roadhouse Grill Asia Pacific (Cayman) Limited ("Roadhouse Grill Asia"). In January 1996, the Company entered into a Master Development Agreement with Roadhouse Grill Hong Kong which provides for the development and franchising of Roadhouse Grill restaurants in Hong Kong. Under the agreement, Roadhouse Grill Hong Kong is not required to develop any specific number of restaurants in Hong Kong, but any restaurants that it develops are credited against the development obligations of Roadhouse Grill Asia under Roadhouse Grill Asia's Master Development Agreement with the Company. Roadhouse Grill Hong Kong or its affiliates are not required to pay any franchise or reservation fee for restaurants that it develops, but it is responsible for paying or reimbursing approved expenses incurred by the Company in connection with the opening of each restaurant. In addition, Roadhouse Grill Hong Kong is required to pay a royalty in connection with the operation of each of its restaurants in the amount of 2% of gross sales. Under certain circumstances, Roadhouse Grill Hong Kong or the Company may grant franchises to third parties in Hong Kong. In that event, the Company is entitled to receive 50% of any franchise and reservation fees and 40% of any royalty fee payable by the third party franchisee, subject to limitations on the amounts payable to the Company of $10,000 per restaurant in the case of franchise and reservations fees and 2% of gross sales in the case of royalty fees. The Company did not recognize royalty income from Roadhouse Grill Hong Kong for fiscal year 2000, fiscal year 1999, the transition period 1998 and fiscal year 1997.

     In January 1996, the Company also entered into a Master Development Agreement with Roadhouse Grill Asia, which covers countries in Asia and the Pacific Rim (other than Hong Kong), including but not limited to, Australia, China, India, Indonesia, Japan, Malaysia, New Zealand, Singapore, South Korea, the Philippines and Thailand. Under the agreement, Roadhouse Grill Asia is required to open and maintain at least thirty Roadhouse Grill restaurants during the first ten years of the term of the agreement, with a minimum of two restaurants to be developed each year. Under certain circumstances, Roadhouse Grill Asia or the Company may grant franchises to third parties in the territory. The fee arrangements under the agreement are substantially the same as those under the agreement between the Company and Roadhouse Grill Hong Kong.

     As of December 28, 1997, there were three Roadhouse Grill restaurants operating in Malaysia under the Master Development Agreement with Roadhouse Grill Asia. During fiscal year 1999, two of the franchisees in Malaysia ceased operations and one location was re-opened in fiscal year 2000. The Company recorded $12,000, $16,000, $95,000 and $51,000 in royalty income from those restaurants during fiscal year 2000, fiscal year 1999, the transition period 1998 and fiscal year 1997, respectively.

     On February 6, 1998, the Company's Board of Directors approved the issuance of 400,000 shares of common stock to Berjaya, the majority shareholder of the Company, to convert $1.5 million of debt outstanding to common equity at a price of $3.75 per share, based on the closing market price as of February 6, 1998. The debt carried an interest rate of 8.5% and was scheduled to be repaid during the first quarter of 1998. The transaction was consummated on September 30, 1998.

     On April 13, 1998, the Company received a promissory note from Berjaya for $1.0 million in borrowings from the Company, with an annual interest rate of 10.55%. The note was to be repaid to the Company on June 15, 1998. The Company extended payment of the note to July 24, 1998, at which date the note was paid.

     During the fourth quarter of 1997, the Company engaged NRG, a real estate and retailing consulting firm, and SABi, a management consulting and investment firm, to provide specified real estate development and management consulting services to the Company. SABi is wholly owned by Ayman Sabi. NRG is an affiliate of Ayman Sabi. Mr. Sabi was and remains a director of the Company, was Chairman of the Company's Executive Committee from November 1997 to February 1998, and was elected President and Chief Executive Officer of the Company on February 6, 1998. Martin Bernholz, President of NRG, is Corporate Secretary of the Company and in-house counsel of the Company as of April 25, 1999. During fiscal year 2000 and fiscal year 1999, the Company paid fees and reimbursed expenses in the aggregate amount of $1,069,316, $554,000, respectively to NRG. The Company did not make any payments to SABi during fiscal year 2000 or fiscal year 1999. During the transition period 1998, the Company paid fees and reimbursed expenses in the aggregate amount of $141,048 to NRG. The Company did not make any payments to SABi during the transition period 1998. During fiscal year 1997, the Company paid fees and reimbursed expenses in the aggregate amounts of $168,214 and $60,000 to NRG and SABi, respectively.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented by such shareholders at the Company's Annual Meeting of Shareholders for 2001 must comply with the rules of the Securities and Exchange Commission and must be received by the Company from qualified shareholders by June 29, 2001, in order to be included in the proxy statement and proxy relating to that meeting. Shareholders wishing to bring any matter before a meeting should consult the Company's Bylaws with respect to any applicable notice or other procedural requirements. You can contact our Corporate Secretary at our corporate headquarters for a copy of the relevant Bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

                                 OTHER MATTERS

     We do not know of any matters to be acted upon at the meeting other than those discussed in this proxy statement. If any other matter is presented, your proxy will vote on the matter in his or her best judgment.

     The Board of Directors encourages each shareholder to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete and return the enclosed proxy.

              By Order of the Board of Directors

              /s/ MARTIN J. BERNHOLZ
              ----------------------------------
              Martin J. Bernholz
              Corporate Secretary

              Ft. Lauderdale, Florida
              October 27, 2000

     ROADHOUSE GRILL WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K/A, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, FOR THE FISCAL YEAR ENDED APRIL 30, 2000, TO ANY SHAREHOLDER OF ROADHOUSE GRILL UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO: ROADHOUSE GRILL, INC., 2703-A GATEWAY DRIVE, POMPANO BEACH, FLORIDA 33069 ATTENTION: CORPORATE SECRETARY.

                                   APPENDIX A

                            AUDIT COMMITTEE CHARTER

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its financial and other oversight responsibilities by:

     - Serving as an independent and objective party to monitor the Company's financial statements, financial reporting process and internal control system.

     - Reviewing and appraising the Company's outside auditors and internal financial management.

     - Providing an open avenue of communication among the Company's outside auditors, management, including internal financial management, and the Board.

     The Audit Committee will further carry out its purpose by engaging in the activities enumerated in Section IV of this Charter.

II. MEMBERSHIP REQUIREMENTS

     Members of the Audit Committee shall meet the following qualifications, or such other qualifications as may be imposed from time to time by the Board, by law or by the listing requirements of any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted.

  (A) Independence

     The Audit Committee shall be comprised of three or more directors as determined by the Board. Except as provided below, the members of the Audit Committee shall be independent directors. "Independent director" shall mean a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

     The following persons shall not be considered independent:

        (1) A director who is employed by the Company or any of its affiliates for the current year or any of the past three years.

        (2) A director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan or non-discretionary compensation.

        (3) A director who is a spouse, parent, child, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, or resides in the home of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer.

        (4) A director who is a partner in, or controlling shareholder, or an executive officer of, any for-profit business organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or the other business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

        (5) A director who is employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

     Notwithstanding the preceding limitations, one director who is not otherwise independent and is not a current employee, or an immediate family member (as defined above) of a current employee, may be appointed to the Audit Committee if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its shareholders.

  (B) Financial Literacy

     All members of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication.

  (C) Election, Removal and Replacement

     The members of the Audit Committee shall be elected by the Board. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair.

     In the event a director becomes disqualified from membership on the Audit Committee, such director shall be removed as soon as practicable from service on the Audit Committee by the Board. In the event the removal, resignation, retirement, death or other termination of a director from service on the Audit Committee results in the Audit Committee comprising less than three members, the Board shall elect a new qualified director to the Audit Committee as soon as practicable. If such election to the Audit Committee requires the election by the shareholders of the Company or the directors of new director to the Board, the Company and the Board may consult with any stock exchange or automated quotation system upon which a security of the Company may be traded or quoted.

III. MEETINGS AND GOVERNANCE

     The Audit Committee shall meet at least annually in connection with the Company's annual audit, or more frequently as circumstances dictate. In addition, the Audit Committee or its Chair shall meet to review the Company's quarterly or other interim financial statements, as appropriate. Such meetings may be held in or out of the presence of the Company's management, outside auditors or both, as appropriate. Other governance matters not addressed herein shall be governed by the Company's Articles of Incorporation or Bylaws.

IV. DUTIES, RESPONSIBILITIES AND ACTIVITIES

     To fulfill its purpose, the Audit Committee has the following duties and responsibilities and shall engage in the following activities:

  (A) Review of Charter and Financial Statements and Reports

     The Audit Committee shall review the Company's financial statements, reports and other financial information, in conjunction with the Company's internal financial management and outside auditors, as appropriate. Such review shall include candid discussions of the quality -- not merely the acceptability -- of the Company's accounting principles as applied in its financial reporting. Reviews shall occur prior to dissemination of the statement, report or other document to a third party or the public. Without limitation, the Audit Committee shall review:

     - The annual financial statements and any reports or other financial information, including any certification, report, opinion, or review rendered by the outside auditors.

     - Any quarterly or other interim financial statements and any reports or other financial information, including any certification, report, opinion, or review rendered by the outside auditors. The Chair of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     - This Charter on an annual basis, or more frequently as circumstances dictate.

     - As circumstances dictate and as deemed necessary or advisable from time to time, any material internal financial reports to management prepared by internal financial management.

  (B) Relationship with Outside Auditors

     The Audit Committee's and the Board's relationship with the Company's outside auditors shall governed by the following principles:

     - The Company's outside auditors are ultimately accountable to the Audit Committee and the Board.

     - The Audit Committee and the Board are ultimately responsible for selecting, evaluating and, where appropriate, replacing the Company's outside auditors.

     - The Audit Committee is responsible for ensuring receipt from the outside auditors of a formal written statement delineating all relationships between the outside auditors and the Company. The Audit Committee is responsible for actively engaging in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors. The Audit Committee is further responsible for taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

  (C) Relationship with Company and Internal Financial Management

     The Audit Committee's and the Board's relationship with the Company's management, including its internal financial management, shall governed by the following principles:

     - The Audit Committee is responsible for reviewing the integrity of the Company's financial reporting process, both internal and external.

     - The Audit Committee is responsible for reviewing the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     - The Audit Committee is responsible for considering and approving, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the outside auditors or management, including internal financial management.

  (D) Audit Committee Report

     The Audit Committee shall prepare an Audit Committee Report annually in connection with the Company's annual audit. The Report shall address such matters as deemed appropriate by the Audit Committee, but shall state whether the Audit Committee:

     - Reviewed and discussed the Company's audited financial statements with management.

     - Discussed with the outside auditors such qualitative matters concerning the Company's accounting principles as applied in its financial reporting as are appropriate.

     - Received from the outside auditors a formal written statement delineating all relationships between the outside auditors and the Company.

     - Recommends to the Board that the Company's audited financial statements be included in the Company's public filings or other publicly available reports.

     The names of the members of the Audit Committee shall appear at the end of the Report.

  (E) Other Activities

     The Audit Committee may perform such activities from time to time, as the Board deems appropriate. Without limitation, such activities may be assigned to the Audit Committee because of the independence of its members.

                                                                      Appendix A

                       ANNUAL MEETING OF SHAREHOLDERS of

                             ROADHOUSE GRILL, INC.

                               November 29, 2000

                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

TO VOTE BY MAIL
---------------

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
--------------------------------------------

Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
-------------------

Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

                                                -------------------
          YOUR CONTROL NUMBER IS -----------
                                                -------------------

                Please Detach and Mail in the Envelope Provided

A [X] Please mark your
      votes as in this
      example.

The shares represented by this proxy will be voted as directed by the shareholder. If no direction is given when the duly executed proxy is returned, such shares will be voted "FOR ALL" nominees in Item 1 and "FOR" proposal 2.

1.   Election of Directors.

For all
(except as indicated)         Withhold For all      Nominees:  Vincent Tan
                                                               Ayman Sabi
[ ]                                 [ ]                        Philip Friedman
                                                               Phillip Ratner
                                                               Alain K.K. Lee

FOR, Except vote withheld from the following nominee(s):

--------------------------------------------------------------------------------

2.   Ratification of KPMG LLP as                For       Against       Abstain
     Independent Auditors for the Company.      [ ]         [ ]           [ ]

The undersigned hereby authorizes the proxies, in their discretion to vote on any other business which may properly be brought before the meeting or any adjournment thereof.


Change of Address/comments on reverse side   [ ]

     I plan to Attend the meeting            [ ]

     I do not plan to Attend the meeting     [ ]

Signature(s)_______________________________________________ Date ______________

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as executor, administrator, trustee, guardian, etc., please give full titles as such.